EXHIBIT 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Each of the undersigned officers of Broadpoint Securities Group, Inc., a New York corporation (the “Company”), does hereby certify to such officer’s knowledge that:
The Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 14, 2008	/s/ Lee Fensterstock
Lee Fensterstock
Chief Executive Officer

Date:	August 14, 2008	/s/ Robert I. Turner
Robert I. Turner
Chief Financial Officer